Exhibit 99.2

IBM 2Q 2016 Earnings Non GAAP Supplement Materials July 18, 2016 ibm.com/investor

Reconciliation of Operating Earnings Per Share 2 Non-GAAP Supplemental Materials * Includes acquisitions through June 30, 2016 The above reconciles the Non-GAAP financial information contained in the “Overview“ and “2016 EPS Drivers” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2016 EPS Guidance Expectations IBM GAAP EPS at least $12.23 IBM Operating EPS (Non-GAAP) at least $13.50 Adjustments Acquisition Related Charges* $0.84 Non-Operating Retirement-Related Items $0.43

Reconciliation of Revenue Growth-2Q 2016 3 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Americas (3%) (2%) Europe/ME/Africa (4%) (4%) Asia Pacific 1% (2%) U.S. (2%) (2%) Japan 13% 0% Growth Markets (8%) (3%) 2Q16 Yr/Yr

Reconciliation of Revenue Growth-2Q 2016 4 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Becoming a Cognitive Solutions & Cloud Platform Company” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Strategic Imperatives 12% 12% Analytics 5% 4% Cloud 30% 30% Mobile 43% 43% Security 18% 18% Social (15%) (15%) 2Q16 Yr/Yr

Reconciliation of Revenue Growth-2Q 2016 5 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment” ,“Systems Segment” and “Software Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Cognitive Solutions 4% 4% Tech Svcs & Cloud Platforms Flat Flat Solutions Software 6% 6% Global Technology Services 1% 1% Transaction Processing Software (1%) (1%) Infrastructure Services 2% 2% Strategic Imperatives 9% 9% Technical Support Services (3%) (2%) Cloud 54% 55% Integration Software (8%) (8%) Global Business Services (2%) (3%) Strategic Imperatives 35% 35% Consulting (4%) (5%) Cloud 43% 43% Global Processing Services (4%) (3%) Systems (23%) (23%) Application Management (0%) (1%) Systems Hardware (28%) (28%) Strategic Imperatives 14% 13% z Systems (40%) (40%) Cloud 63% 60% Power (24%) (24%) Storage (13%) (13%) Cognitive Solutions & Industry Svcs 1% 1% Operating Systems Software (5%) (4%) Strategic Imperatives (14%) (14%) Cloud (11%) (11%) Global Financing (11%) (10%) Total Software 1% 1% 2Q16 Yr/Yr 2Q16 Yr/Yr

Reconciliation of Expense Summary-2Q 2016 6 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 0 pts 0 pts 0 pts Acquisitions (5 pts) 2 pts (4 pts) Base 2 pts 0 pts 2 pts RD&E Currency 1 pts 0 pts 1 pts Acquisitions (8 pts) (0 pts) (8 pts) Base (5 pts) (0 pts) (6 pts) Operating Expense & Other Income Currency (3 pts) (0 pts) (4 pts) Acquisitions (6 pts) 1 pts (5 pts) Base 2 pts 0 pts 2 pts

Reconciliation of Software Revenue Growth – 2Q 2016 7 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Software Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Transactional (15%) (15%) Annuity (Total Software) 6% 7% Cognitive Solutions Annuity 8% 9% Integration Software Annuity 2% 2% Operating Systems Annuity (5%) (4%) 2Q16 Yr/Yr

8 Non-GAAP Supplemental Materials Reconciliation of Debt-to-Capital Ratio Supplemental Materials Jun 2016 Dec 2015 Jun 2015* Non-Global Financing Debt/Capital 59% 54% 55% IBM Consolidated Debt/Capital 74% 73% 74% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2016 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target of approximately 7 to 1. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations * Prior year reclassified for the adoption of the FASB guidance (Debt issuance cost)

9 Reconciliation of Free Cash Flow-Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials $ in billions 12 Months Ended Jun 2016 Net Cash from Operating Activities per GAAP: $18.6 Less: the change in Global Financing (GF) Receivables $1.7 Net Cash from Operating Activities (Excluding GF Receivables) $17.0 Capital Expenditures, Net ($3.9) Free Cash Flow (Excluding GF Receivables) $13.1